Exhibit 99.2
DEGOLYER AND MACNAUGHTON
500 | Spring Valley Road
Suite 800 East
Dallas, Texas 75244
February 3, 2011
Denbury Resources Inc.
5320 Legacy Drive
Plano, Texas 75024
Ladies and Gentlemen:
     We hereby consent to the use of the name DeGolyer and MacNaughton, to references to DeGolyer and MacNaughton, and to the reference to our “Appraisal Report as of December 31, 2010 on Certain Properties owned by Denbury Resources Inc. SEC Case”, and to the inclusion of information from this report in the Current Report on Form 8-K of Denbury Resources Inc. to be filed with the Securities and Exchange Commission on or about February 3, 2011.
Very truly yours,

DeGolyer and MacNaughton
Texas Registered Engineering Firm F-716